UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 5, 2019

HECLA MINING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of principal executive offices) (Zip Code)

(208) 769-4100
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HL	New York Stock Exchange
Preferred Stock	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On August 7, 2019, Hecla Mining Company (the “Company”) announced that its Board of Directors (the “Board”) had appointed Lauren Roberts, age 53, as Senior Vice President and Chief Operating Officer, effective August 5, 2019.  Mr. Roberts succeeds Lawrence P. Radford, who resigned as Senior Vice President and Chief Operating Officer, effective August 5, 2019, and will continue as the Company’s Senior Vice President and Chief Technical Officer.

In connection with his appointment, Mr. Roberts he will receive an initial base salary of $380,000 and is eligible to participate in the Company’s Short-term Incentive Plan with a target for his position of 100% of base salary, with the opportunity to receive an additional payout depending on the Company’s performance.  Mr. Roberts will also receive 4,000 Long-term Incentive Plan units for the 2019-2021 plan period, which shall be prorated from the date of his employment.  He will also be eligible to  receive other employee benefits.  Mr. Roberts will also receive $225,000 in the Company’s common stock in the form of restricted stock units under the 2010 Stock Incentive Plan, with a vesting schedule of one-third after the first year, one-third after the second year, and one-third after the third year, and $150,000 in performance-based shares, based on the Company’s Total Shareholder Return of its common stock for the 3-year period from January 1, 2019 through December 31, 2021.  The Company will also reimburse Mr. Roberts for all reasonable relocation expenses, including reimbursement of any real estate sales commission and normal seller related closing costs on his home up to a reasonable amount.

 The Compensation Committee of the Board of the Company approved entering into an Indemnification Agreement and Change in Control Agreement with Mr. Roberts. The Indemnification and Change in Control Agreements are substantially identical to prior agreements entered into with other executive officers of the Company.  The material terms of the Indemnification Agreement are set forth in Exhibit 10.7 to Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, which is incorporated herein by reference as Exhibit 10.1.  The material terms of the Change in Control Agreement are set forth in Exhibit 10.1 to Registrant’s Form 10-K for year-end December 31, 2015, which is incorporated herein by reference as Exhibit 10.2.

Item 2.02   Results of Operations and Financial Condition.

On August 7, 2019, the Company issued a news release announcing the Company’s second quarter 2019 financial results.  The news release is attached hereto as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any of the Company’s filings or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board appointed Lauren Roberts, as Senior Vice President and Chief Operating Officer, effective August 5, 2019.  Mr. Roberts succeeds Lawrence P. Radford, who resigned as Senior Vice President and Chief Operating Officer, effective August 5, 2019, and will continue as the Company’s Senior Vice President and Chief Technical Officer.

Mr. Roberts was appointed based on his extensive background and experience in the mining industry.  Prior to his appointment, Mr. Roberts served as Chief Operating Officer at Kinross Gold Corporation from October 2016 to April 2019.  Mr. Roberts also held other senior leadership positions at Kinross from June 2011 to October 2016.  He earned his Bachelor of Science in mining engineering from the New Mexico Institute of Mining and Technology in 1988 and maintains the distinction as a Professional Mining Engineer in the states of Alaska, Nevada and Washington.

No family relationships exist between Mr. Roberts and any of the Company’s directors or other executive officers.  There are no arrangements between Mr. Roberts and any other person pursuant to which Mr. Roberts was selected as an officer, nor are there any transactions to which the Company is or was a participant in which Mr. Roberts has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

See Item 1.01 above, incorporated herein by reference, for a description of Mr. Robert’s employment arrangements with the Company.

Item 8.01  Other Events

On August 7, 2019, the Company announced it would pay a dividend on its shares of common stock in the amount of $0.0025, to shareholders of record as of August 23, 2019, payable on or about September 3, 2019.  In addition to the common stock dividend, the Company also announced it declared a dividend of $0.875 on its Series B Cumulative Convertible Preferred Stock to shareholders of record as of September 13, 2019, payable on or about October 1, 2019.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

10.1
Indemnification Agreement between Hecla Mining Company and Lauren Roberts, incorporated by reference to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, and filed on November 9, 2006. (1)

10.2
Change in Control Agreement between Hecla Mining Company and Lauren Roberts, incorporated by reference to Exhibit 10.2 to the Company’s Annual Report on Form 10-K for year-ended December 31, 2015, and filed on February 23, 2016. (1)

99.1	News Release dated August 7, 2019.* * Furnished herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:        August 7, 2019

Hecla Mining Company

By:	/s/ David C. Sienko
David C. Sienko
Vice President & General Counsel